UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04632

THE EUROPEAN EQUITY FUND, INC.

(FORMERLY THE GERMANY FUND, INC.)

(Exact Name of Registrant as Specified in Charter)

343 Park Avenue, New York, NY 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The European Equity Fund, Inc. is a non-diversified, actively-managed Closed-End Fund listed on the New York Stock Exchange with the symbol “EEA”. The Fund seeks long-term capital appreciation primarily through investment in European equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund’s shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron’s and other newspapers in a table called “Closed End Funds”. Daily information on the Fund’s net asset value is available from NASDAQ (symbol XEEAX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund’s largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.germanyfund.com.

There are three Closed-End Funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•	The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in European countries that utilize the Euro currency.

•	The New Germany Fund, Inc.—investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

•	The Central Europe and Russia Fund, Inc.—investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility.

[Graphic Appears Here]

The European Equity Fund, Inc.

Annual Report

December 31, 2005

20957

The European Equity Fund, Inc.

LETTER TO THE SHAREHOLDERS

European equities posted double-digit returns for the third year in 2005, where markets were boosted by revitalized confidence in economic growth, subsiding inflation fears and increased risk appetite. Although equity markets in Europe and much of the rest of the world dipped lower at the beginning of the fourth quarter, due to concerns of slowing growth and rising inflation, they bounced back in November and December to register strong gains for the year in many regions. On the economic front, the German ZEW Index, which measures economic expectations, had its largest one-month uptick in more than a decade while the Ifo Index, which measures the business climate, reached its highest level in five years. The European Central Bank raised rates for the first time in two and a half years, to 2.25%, while the US Federal Reserve raised rates twice during the fourth quarter, ending at 4.25%. The US dollar strengthened significantly against the euro in 2005. Oil prices ended the year 40% higher, while the top-performing commodity of the year, natural gas, gained 83% for the 12-month period.

For the fiscal year 2005, the The European Equity Fund’s total return increased 7.17% based on net asset value and 9.66% based on share price.

During the same period, the Fund’s benchmark gained 8.41%.* During the fourth quarter, as approved in a special shareolder meeting held October 27, 2005, the fund changed its investment objective to allow for an enlarged European investment universe, which lends itself to greater diversification across countries and sectors, including key sectors, such as energy, that were underrepresented in the DAX. We continue, though, to view Germany, where corporate restructuring combines with compelling valuation, as an attractive market. In the two months since the Fund transitioned to its new European investment universe, relative performance of the Fund mainly benefited from its stance on Germany, industrial stocks and telecoms while our holdings in health care and technology detracted from performance. Overall, the MSCI EMU advanced 2.2% during the fourth quarter. Financials, industrials, and materials were the best-performing sectors in the market, while telecoms and energy were the only sectors to show negative returns in the fourth quarter. The Netherlands and Germany delivered the best performance of the larger markets, while Spain, Italy, and France underperformed. Outside the EMU, Switzerland (the Fund’s largest non-EMU investment) was strongest, rising nearly 10%.

The fund’s stock selection during the fourth quarter was guided by the application of several key strategic themes. For example, the fund prefers industrial spending over consumer spending. Underinvestment in the past in many industries, particularly in utilities, transport, energy and mining, has created significant pent-up demand for industrial goods and services as well as technology applications. As companies are underleveraged and continue to generate healthy cash flow, they have increased capital expenditures in an effort to grow sales. On the other hand, consumer spending is either extended (in the United States and UK, for example) and unlikely to rise further or held back by structural issues, as in Germany and Italy. Two of the fund’s key positions within industrials are Siemens and ABB for their restructuring potential and exposure to the investment demand from utilities, particularly in Asia.

The buoyant economic growth globally, and in China in particular, keeps demand for oil at a high level while supply remains tight. Therefore, oil prices seem bound to stay higher for longer, the implications of which the fund believes is not yet fully reflected in the energy stocks’ valuations. Within the energy sector, the fund believes the oil services stocks benefit from the oil majors’ expansion in capital expenditures to increase oil production. Meanwhile, valuations of the oil producers still discount a significant decline in the oil price from current levels.

The Fund purchased 183,700 of its shares in the open market during 2005. During the fourth quarter, in connection with the change in investment objective, the fund conducted a tender offer in which shareholders tendered 2,957,998 shares at 95% of net asset value. For the year ending December 31, 2005, the fund’s discount to net asset value averaged 11.42% compared with 12.43% for the previous fiscal year.

____________

The sources, opinions and forecasts expressed are as of January, 2006. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

[1]	DAX Index is a total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

*	As of November 1, 2005, the benchmark is the MSCI EMU Index. Prior to November 1, 2005, the benchmark was the DAX Index.

Sincerely,

/s/Christian Strenger	/s/Vincent J. Esposito
Christian Strenger	Vincent J. Esposito
Chairman	President and Chief Executive Officer

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.germanyfund.com

FUND HISTORY AS OF DECEMBER 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.germanyfund.com for the Fund’s most recent performance.

TOTAL RETURNS:
					For the years ended December 31,
	————————–––––––––––———————————––––––—————————————–—————————————————
	2005		2004		2003		2002		2001		2000
	—–––––––		—–––––––		—–––––––––		—–––––––––		—–––––––––		—––––––––
Net Asset Value(a)	7.17%		12.58%		59.62%		(34.43)%		(25.57)%		(20.66)%
Market Value(a)	9.66%		7.25%		68.81%		(35.76)%		(24.95)%		(21.09)%
Benchmark	8.41)	%(1	15.91)	%(2	65.16)	%(2	(34.14)	)%(2	(23.20)	)%(2	(14.67)	)%(2

(a)

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distri- butions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

(1)	Represents DAX Index* for 1/1/05–10/31/05 and MSCI-EMU** for 11/1/05–12/31/05.
(2)	Represents DAX Index*.

*	DAX Index is a total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.
**	MSCI-EMU Index is an unmanaged capitalization-weighted index that as of June 30, 2005 comprised of 319 stocks of companies domiciled in the

12 countries utilizing the Euro currency.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On October 27, 2005, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Germany Fund and its objective was to seek long-term capital appreciation primarily through investments in German equities.

Investments in funds involve risk including the loss of principal.

This Fund is not diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the Euro currency, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result German investors in the Fund may be subject to less favorable lump-sum taxation under German law.

FUND HISTORY AS OF DECEMBER 31, 2005 (continued)

STATISTICS:
Net Assets	$117,700,424
Shares Outstanding	11,831,994
NAV Per Share	$9.95

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record	Payable	Ordinary	LT Capital
Date	Date	Income	Gains	Total

12/22/05	12/30/05	$0.060	$—	$0.060
12/22/04	12/31/04	$0.025	$—	$0.025
05/06/04	05/14/04	$0.039	$—	$0.039
11/19/02	11/29/02	$0.010	$—	$0.010
11/19/01	11/29/01	$0.060	$—	$0.060
09/03/01	09/17/01	—	$0.020	$0.020
11/20/00	11/29/00	—	$2.180	$2.180
09/01/00	09/15/00	$0.190	$0.120	$0.310

OTHER INFORMATION:

NYSE Ticker Symbol	EEA
NASDAQ Symbol	XEEAX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annual Expense Ratio (12/31/05)*	1.74%

*Represents expense ratio before custody credits. Please see “Financial Highlights” section of this report.

PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 2005 (As a % of Portfolio’s Market Value*)

ORIGINAL DOCUMENT CONTAINS PIE CHART HERE

PIE CHART DATA:

Energy (12.1%)
Consumer Staples (1.9%)
Consumer Discretionary (9.0%)		Financials (32.8%)
Materials (3.5%)
Utilities (3.7%)
Telecommunication Services (3.6%)
Health Care (4.7%)
Information Technology (8.8%)
Industrials (19.9%)

10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2005 (As a % of Portfolio’s Market Value*)

1	.	Total	6.4
2	.	Siemens	5.2
3	.	DaimlerChrysler	3.7
4	.	Banca Intesa Spa	3.7
5	.	E.ON	3.7
6	.	SAP	3.4
7	.	Capitalia Spa	3.2
8	.	Adidas Salomon	3.0
9	.	Hypo Real Estate Holding	2.8
10	.	Banco Bilbao Vizcaya Argentaria	2.6

*	Percentage (%) of market value refers to all securities in the portfolio, except cash and equivalents. Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER

Question: In the fourth quarter of 2005, The Germany Fund’s shareholders voted in favor of changing the fund’s name to The European Equity Fund, as well as changing the fund’s investment objective. Has the transition and tender offer been completed?

Answer: The fund has successfully completed all aspects of the transition. The fund’s ticker symbol was changed to EEA, and the benchmark was changed from the DAX to the MSCI EMU. A minimum 80% of the fund’s assets must now be invested in the Euroland countries of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The remaining 20% of the fund’s assets may be invested in European countries that do not utilize the euro currency. The new investment universe has not only resulted in a geographically more diversified fund, but it has also resulted in greater diversification across sectors. For example, the energy sector was not represented at all in the Fund’s previous benchmark, but this sector has an 8% weighting in the MSCI EMU. In addition to transitioning the portfolio holdings, the Fund completed a tender offer, which resulted in a payment to tendering shareholders of approximately $27 million.

Question: Given the Fund’s new benchmark, how will European Union expansion affect the Fund?

Answer: One of the unique features of the fund’s new investment universe is its natural expansion as additional countries enter the EMU. Currently, 10 European Union (EU) countries are working toward membership in the EMU. These countries are Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, the Slovak Republic and Slovenia. As these countries join the EMU over the next several years, they will become part of the fund’s core investment universe.

Question: You mentioned the increased importance of the energy sector under the Fund’s new investment objective. There has recently been increased focus on supply to Europe, following the decision of Russian gas company Gazprom to disrupt supply in connection with a price dispute. Will you comment on the impact of recent events and the future stability of Europe’s energy supply?

Answer: Russia supplies approximately 25% of Europe’s gas. That supply was disrupted in January as a result of a dispute between Gazprom and Ukraine regarding the price that Ukraine should pay. Ukraine has historically received Russian gas substantially below market price. The dispute ended when Ukraine agreed to a higher price for Gazprom that is still favorable to the Ukraine. Nevertheless this experience is likely to result in further efforts to develop a coherent energy policy that includes reduced dependence on Russian supply. European leaders might also need additional assurances from Russia when it comes to supplying natural resources.

Question: What are the key issues facing the European equity markets in 2006?

Answer: We expect to see continued divergence at the country level, increased M&A activity and a pickup in investment spending. As the performance of multinational companies becomes increasingly independent of local economies or politics, moderate global economic growth overall and limited inflationary threats provide a benign backdrop for healthy corporate margins and cash flows. The key risk we see lies in aggressive monetary tightening driven by exaggerated inflationary concerns. However, even if financial markets may be volatile in response to such central bank action, we continue to believe that European equities maintain solid earnings growth and attractive valuation, particularly vs. many other asset classes. Given the earnings growth achieved in 2005 and expected for 2006, equity markets have not experienced much in terms of valuation expansion, thus leaving room for further upside in 2006.

Sandra M. Schaufler, Chief Investment Officer of The European Equity Fund, Inc.

REPORT FROM THE INVESTMENT ADVISER AND MANAGER

The European Equity Fund - Economic Outlook

The remarkable resilience of macroeconomic data from the major world economies, particularly the United States, as well as companies reporting earnings above expectations helped sustain equity markets throughout 2005. We see this as confirmation of our view that the global economy is in good shape, with moderate economic growth overall and limited inflationary threats. We believe the global macroeconomic environment is favourable for European equities.

Consumer confidence indicators surprised on the upside at the end of 2005, in part due to a moderate decline in unemployment. Nonetheless, private consumption is expected to remain sluggish in 2006, given that real wage growth remains modest. The 3% VAT hike scheduled to go into effect January 2007 may provide an artificial boost to consumption in 2006 as purchases are brought forward to avoid the increased tax rate. However, given the expected sluggishness in consumer spending, net exports should continue to drive Euroland growth in 2006, though considerable divergence has been observed at the country level. Italy, for example, has suffered from stagnating exports over the past five years (while German exports have grown 25%) and is expected to lag the rest of Euroland in 2006. Capital spending increased 1.6% in the third quarter of 2005 and may pick up further as increased confidence convinces cash-rich companies to invest. This is further supported by data showing that German manufacturing orders have soared due to strong external demand.

As 2005 came to a close, headline inflation registered at 2.2% while core inflation remained steady at 1.4%. In 2006, we are assuming inflation is likely to stay above the European Central Bank’s (ECB) 2% target due to the impact of higher energy prices, though the core rate should remain contained. As with growth, considerable divergence has been recorded within the European Monetary Union, with consumer prices in Italy, for example, rising much faster than in Germany.

In its first two meetings of the year, the ECB kept interest rates unchanged at 2.25%. We believe that the ECB is likely to raise rates by another 0.50% in the first half of 2006, with the next move likely to be a 0.25% hike in March. However, any signs of weakness in the economic indicators could cause the ECB to refrain from further rate hikes. A stabilizing interest rate differential with the United States should be supportive of the euro.

Special Considerations

The observations in this letter reflect our own opinions as of January, 2006 and are based on our own analysis, and others may have different opinions. Events may not transpire as we or they currently expect. Also, while economic events can influence broad market trends, political, monetary and other factors are also relevant to stock performance. In any event, investment results will depend on our success in identifying individual stocks, which are influenced by many factors beyond general economic matters. We cannot predict investment results or whether they will be successful.

DIRECTORS OF THE FUND

Principal Occupation(s)
Name, Address and Age*	During Past Five Years	Other Directorships Held by Director
——–––—————–––––––––————	——–––———–––——–––––––––——	——–––———–––——–––––––––––––––––––––––––––––––––——
Detlef Bierbaum, 63(1)(2)	Partner, Sal. Oppenheim Jr. &	Director, The Central Europe and Russia Fund, Inc.
Class I	Cie KGaA (investment man-	(since 1986). Member, Supervisory Board, Tertia
	agement).	Handelsbeteiligungsgesellschaft mbH (electronic
retailor). Member, Supervisory Board, Douglas AG
(retailer). Member, Supervisory Board, LVM
Landwirtschaftlicher Versicherungsverein (insurance).
Member, Supervisory Board, Monega KAG. Member,
Supervisory Board, AXA Investment Managers GmbH
(Investment Company). Chairman, Supervisory Board,
Oppenheim Kapitalanlagegesellsehaft mbH (invest-
ment company). Chairman, Supervisory Board,
Oppenheim Real Estate Investment GmbH. Member,
Supervisory Board, Cologne Reinsurance AG.
Chairman, Administrative Board, Oppenheim
Prumerica Asset Management S.a.r.l. (investment com-
pany). Member, Supervisory Board, Atradius N.V.
(insurance company). Member, Supervisory Board of
DWS Investment GmbH. Member, Board of Quindee
REIT, Toronto.

DIRECTORS OF THE FUND (continued)

Principal Occupation(s)
Name, Address and Age*	During Past Five Years		Other Directorships Held by Director
——–––—————–––––—––––——	——–––———–––——–––––––––——		——–––———–––——–––––––––––––––––––––––––––––––––——
Dr. Kurt W Bock, 47(1)(4)	Member, Board of Executive		Director, The Central Europe and Russia Fund, Inc.
Class I	Directors and CFO, BASF		(since 2004). Member, Supervisory Boards of
	Akriengesellschaft (since 2003).		Wintershall AG (since 2003) and Basell N.V. (since
	President, Logistics and		2003). Member, Advisory Boards of WINGAS GmbH
	Information Services, BASF		(since 2003), WIEH GmbH (since 2003), Landesbank
	Aktiengesellschaft (2000-2003).		Baden- Württemberg (since 2003), Initiative D21
	Chief Financial Officer, BASF		(since 2003), DBW (“Die Betriebswirtschaft”) (since
	Corporation (1998-2000).		2003), and Gesellschaft für Unternehmensplanung
	Managing Director, Robert Bosch		(IUP) (since 2004). Member, Boards of BASFIN
	Ltda. (1996-1998). Senior Vice		Corporation (since 2002), Deutsches
	President, Finance and		Rechnungslegungs Standards Committee (“DRSC”)
	Accounting, Robert Bosch GmbH		(since 2003), Schmalenbachgesellschaft (since 2004),
	(1994-1996). Senior Vice		and Jacob Gould Schurman Stiftung (since 2004).
	President, Finance, Robert Bosch		Member, Trustees of Arbeitskreis Evangelischer
	GmbH (1992-1994). Head of		Unternehmer (“AEU”) (since 2003). Member,
	Technology, Planning and		Advisory Council of Deutsche Bank AG (since June
	Controlling, Engineering		2004). Member, Advisory Board of Gebr. Röchling
	Plastics division, BASF		KG (since May 2004).
Aktiengesellschaft (1991-1992).
Executive Assistant to BASF’s
Chief Financial Officer
(1987-1991).
John Bult, 69(1)(2)	Chairman, PaineWebber		Director, The Central Europe and Russia Fund, Inc.
Class II	International (asset management)		(since 1986) and The New Germany Fund, Inc. (since
	(since 1985)		1990). Director, The Greater China Fund, Inc. (closed-
end fund).
Ambassador	Chairman, Diligence, LLC (inter-		Director, The Central Europe and Russia Fund, Inc.
Richard R. Burt, 58(1)	national information and risk		(since 2000) and The New Germany Fund, Inc. (since
Class II	management firm) (since 2002).		2004). Board Member, IGT, Inc. (gaming technology)
	Chairman, IEP Advisors, Inc.		(since 1995). Board Member, Hollinger International
	(information services firm)		(printing and publishing) (since 1995). Board Member,
	(1998-2001). Chairman of the		HCL Technologies, Inc. (information technology and
	Board, Weirton Steel Corp.		product engineering) (since 1999). Member, Textron
	(1996-2004). Formerly, Partner,		Corporation International Advisory Council (aviation,
	McKinsey & Company (consult-		automotive, industrial operations and finance) (since
	ing firm) (1991-1994). U.S.		1996). Director, UBS-Paine Webber family of Mutual
	Ambassador to the Federal		Funds.
Republic of Germany (1985-
	1989	).

DIRECTORS OF THE FUND (continued)

Principal Occupation(s)
Name, Address and Age*	During Past Five Years	Other Directorships Held by Director
——–––—————–––––––––————	——–––———–––——–––––––––——	——–––———–––——–––––––––––––––––––––––––––––––––——
John H. Cannon, 63(1)	Consultant (since 2002); Vice	Director, The New Germany Fund, Inc. (since 1990)
Class I	President and Treasurer,	and The Central Europe and Russia Fund, Inc.
	Woolworth Corporation/Venator	(since 2004).
Group/Footlocker Inc. (footwear
retailer) (1982-2002).
Fred H. Langhammer, 61(1)	Chairman, Global Affairs, The	Director, The Central Europe and Russia Fund, Inc.
Class III	Estée Lauder Companies Inc.	(since 2003). Director, German-American Chamber
	(manufacturer and marketer of	of Commerce, Inc. Co-Chairman, American Institute
	cosmetics) (since July 2004),	for Contemporary German Studies at Johns Hopkins
	Chief Executive Officer (2000-	University. Senior Fellow, Foreign Policy Association.
	2004), President (1995-2004),	Director, The Walt Disney Company (entertainment).
	Chief Operating Officer (1985-	Director, Sinsei Bank.
1999), Managing Director, opera-
tions in Germany (1982-1985),
President, operations in Japan
(1975-1982).
Christian H. Strenger, 62(1)(2)	Non-executive Director (since	Director, The Central Europe and Russia Fund, Inc.
Class III	1999) and Managing Director	(since 1990) and The New Germany Fund, Inc. (since
	(1991-1999) of DWS Investment	1990). Non-executive Director, Fraport AG (interna-
	GmbH (investment management),	tional airport business). Non-executive Board Member
	a subsidiary of Deutsche Bank	of Hermes Focus Asset Management Europe Ltd.
AG.
Dr. Frank Trömel, 69	Deputy Chairman, Supervisory	Director, The Central Europe and Russia Fund, Inc
Class I	Board of DELTON AG (strategic	(since 2005) and The New Germany Fund, Inc
	management holding company	(since 1990).
operation in the pharmaceutical,
household products, logistics and
power supply sectors) (since
2000). Member (since 2000) and
Vice-President (since 2002),
German Accounting Standards
Board. Chairman of the Board of
Managing Directors of DELTON
AG (1990-1999). Chairman of
the Board of Managing Directors
of AL TANA AG (1987-1990)
(management holding company
for pharmaceutical and chemical
operation) and Member of the
Board (1977-1987).

DIRECTORS OF THE FUND (continued)

Principal Occupation(s)
Name, Address and Age*	During Past Five Years	Other Directorships Held by Director
——–––—————–––––––––———	——–––———–––——–––––––––——	——–––———–––——–––––––––––––––––––––––––––––––––——
Robert H. Wadsworth, 65(1)(3)	President, Robert H. Wadsworth Associates,	Director, The Central Europe and Russia
Class II	Inc. (consulting firm) (since 1983). President	Fund, Inc. (since 1990) and The New
	and Trustee, Trust for Investment Managers	Germany Fund, Inc. (since 1992) as well
	(registered investment companies) (1999-2002).	as other funds in the Fund Complex as
	President, Investment Company Administration,	indicated.
L.L.C. (1992(5)-2001). President, Treasurer and
Director, First Fund Distributors, Inc. (mutual
fund distribution) (1990-2002). Vice President,
Professionally Managed Portfolios (1991-
2002). Vice President, Advisors Series Trust
(registered investment companies) (1996-2002).
Werner Walbröl, 68(1)	President and Chief Executive Officer, The	Director, The Central Europe and Russia
Class III	European American Chamber of Commerce,	Fund, Inc. (since 1990) and The New
	Inc. (since 1997). Senior Adviser, Baker &	Germany Fund, Inc. (since 2004). Director,
	McKenzie (law firm) (since 2005). Formerly,	TÜV Rheinland of North America, Inc.
	President and Chief Executive Officer, The	(independent testing and assessment ser-
	German American Chamber of Commerce,	vices). President and Director, German-
	Inc. (1990-2003). Executive Director, the	American Partnership Program (student
	German American Chamber of Commerce,	exchange programs). Director, AXA Art
	Inc. (1974-1990).	Insurance Corporation (fine art and col-
lectible insurer).

Each has served as a Director of the Fund since the Fund’s inception in 1986 except for Ambassador Burt, who was elected to the Board on June 30, 2000, Mr. Langhammer, who was elected to the Board on May 9, 2003, Mr. Cannon, who was elected to the Board on April 23, 2004, Dr. Bock, who was elected to the Board on May 5, 2004, and Dr. Trömel was elected to the Board on July 17, 2005. The term of office for Directors in Class I expires at the 2006 Annual Meeting, Class II expires at the 2007 Annual Meeting and Class III expires at the 2008 Annual Meeting.

(1)

Indicates that Messrs. Bult, Burt, Cannon, Trömel, Walbröl, Wadsworth and Strenger each also serve as a Director of The Central Europe and Russia Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas, Inc. acts as manager. Indicates that Messrs. Bierbaum, Bock and Langhammer each also serve as a Director of The Central Europe and Russia Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

(2)

Indicates “interested” Director, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Bierbaum is an “interested” Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which engages in brokerage with the Fund and other accounts managed by the investment advisor and manager; Mr. Bult is an “interested” Director because of his affiliation with PaineWebber International, an affiliate of UBS

Securities Inc., a registered broker-dealer; and Mr. Strenger is an “interested” Director because of his affiliation with DWS-Deutsche Gesellschaft für Werpapiersparen mbH (“DWS”), a majority-owned subsidiary of Deutsche Bank AG and because of his ownership of Deutsche Bank AG shares.

(3)

Indicates that Mr. Wadsworth also serves as Director/Trustee of the following open-end investment companies: DWS Blue Chip Fund, DWS Equity Trust, DWS High Income Series, DWS State Tax-Free Income Series, DWS Strategic Income Fund, DWS Target Fund, Cash Account Trust, Investors Cash Trust, Investors Municipal Cash Fund, Tax-Exempt Ca Money Market Fund, DWS Technology Fund, DWS Balanced Fund, DWS

U.S. Government Securities Fund, DWS Value Series, Inc., DWS Variable Series II, and DWS Money Funds. Mr. Wadsworth also serves as Director/Trustee of the following closed-end investment companies: DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust, and DWS Strategic Municipal Income Trust. These Funds are advised by Deutsche Investment Management Americas Inc., a wholly-owned subsidiary of Deutsche Bank AG.

(4)	Dr. Tessen von Heydebreck, a managing director of Deutsche Bank, is a member of the supervisory board of BASF AG, Dr. Bock’s employer.
(5)	Inception date of corporation which was predecessor to the LLC.

*	The address of each director is 345 Park Avenue, New York, NY 10154.

OFFICERS OF THE FUND

Name, Address and Age*	Principal Occupations During Past Five Years
——––––———————————	———————————————————————————
Vincent J. Esposito, 49	Managing Director, Deutsche Asset Management (since 2003). President and Chief
President and	Executive Officer of The Central Europe and Russia Fund, Inc. The European Equity
Chief Executive Officer(1)	Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment compa-
nies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly,
Managing Director, Putnam Investments (1991-2002).
Paul Schubert, 43	Managing Director, Deutsche Asset Management (since July 2004); formerly,
Chief Financial Officer	Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
and Treasurer	Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
Global Asset Management (1994-1998).
Sandra M. Schaufler, 38	Director, Deutsche Asset Management (since 2004); Director of Equity Sales,
Chief Investment Officer	HVB Capital Markets (2001- 2003); Portfolio Manager, Deutsche Asset Management
(1997-2001).
Kathleen Sullivan D’Eramo, 48	Director, Deutsche Asset Management (2002 to present). Formerly Senior Vice
Assistant Treasurer	President, Zurich Scudder Investments (2000-2002); Vice President, Zurich Scudder
Investments and its predecessor companies (1995-2000).
Elisa D. Metzer, 43(2)	Director, Deutsche Asset Management (since September 2005); Counsel, Morrison
Chief Legal Officer	and Foerster LLP (1999-2005).
Philip Gallo, 43(3)	Managing Director, Deutsche Asset Management (2003-present). Formerly, Co-Head
Chief Compliance Officer	of Goldman Sachs Asset Management Legal (1994-2003).
John Millette, 43	Director, Deutsche Asset Management.
Secretary(2)

Each also serves as an Officer of The Central Europe and Russia Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

(1)	Since October 28, 2005.
(2)	Since January 30, 2006.
(3)	Since October 5, 2004.

*	The address of each director is 345 Park Avenue, New York, NY 10154.

SHARES REPURCHASED AND ISSUED

The Fund has been purchasing shares of its common stock in the open market. Shares repurchased and shares issued for dividend reinvestment for the past five years are as follows:

Fiscal years ended December 31,	2005	2004	2003	2002	2001
	–––––––––––	–––––––––––	–––––––––––	–––––––––––	–––––––––––
Shares repurchased	183,700	652,150	570,200	536,700	258,100
Shares issued for dividend reinvestment	—	52,561	—	—	89,005

PRIVACY POLICY AND PRACTICES

We never sell customer lists or information about individual clients (stockholders). We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, we may obtain information about stockholders whose shares are registered in their names. For purposes of these policies, “clients” means stockholders of the Fund. (We generally do not have knowledge of or collect personal information about stockholders who hold Fund shares in “street” name,” such as through brokers or banks.) Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information may be shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing the client’s account with us. The organizations described above that receive client information may only use it for the purpose designated by the Fund.

We may also disclose nonpublic personal information about clients to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm from such activity.

PROXY VOTING

A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.germanyfund.com or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

CERTIFICATIONS

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of July 19, 2005, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund’s chief executive officer and chief financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act of 1940.

2005 U.S. TAX INFORMATION

The Fund paid foreign taxes of $456,045 and earned $1,699,769 of foreign source income year during the year ended December 31, 2005. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.15 per share as income earned from foreign sources for the year ended December 31, 2005.

For Federal income tax purposes, the Fund designates $3,900,000, or the maximum amount allowable under tax law, as qualified dividend income.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2005

Shares	Description	Value

INVESTMENTS IN GERMAN
SECURITIES — 32.4%
	COMMON STOCKS — 31.3%
	AUTOMOBILES — 3.6%
84,000	DaimlerChrysler	$4,277,849
	CHEMICALS — 1.2%
22,500	K + S	1,355,952
	DIVERSIFIED FINANCIAL — 1.0%
21,000	Grenkeleasing	1,197,381
	ELECTRIC UTILITIES — 3.6%
41,000	E.ON	4,229,720
	ELECTRICAL EQUIPMENT — 0.9%
8,000	Solarworld	1,067,172
	ELECTRONIC EQUIPMENT &
	INSTRUMENTS — 1.5%
17,000	Wincor Nixdorf	1,793,522
	INDUSTRIAL
	CONGLOMERATES — 5.2%
71,100	Siemens	6,076,789
	INDUSTRIAL GASES — 1.3%
19,000	Linde	1,475,188
	INSURANCE — 2.2%
8,000	Allianz	1,208,265
40,500	Hannover Rückversicherungs†	1,430,961
		2,639,226
	MACHINERY — 1.6%
30,000	Rheinmetall	1,886,203
	REAL ESTATE — 2.8%
62,500	Hypo Real Estate Holding	3,244,899
	SOFTWARE — 3.4%
22,000	SAP	3,977,718
	TEXTILES, APPAREL & LUXURY
	GOODS — 3.0%
18,600	Adidas Salomon	3,513,168
	Total Common Stocks
	(cost $22,196,400)	36,734,787
	PREFERRED STOCKS — 1.1%
	HEALTHCARE PROVIDERS &
	SERVICES — 1.1%
10,000	Fresenius
	(Cost $979,732)	1,353,443
	Total Investments in
	German Securities
	(cost $23,176,132)	38,088,230

Shares	Description	Value

INVESTMENTS IN AUSTRIAN COMMON
STOCKS — 4.2%
	COMMERCIAL BANKS — 1.9%
27,500	Erste Bank Ord.	1,535,211
11,750	Wiener Staedt Vers.	691,463
		2,226,674
	CONSTRUCTION
	MATERIALS — 1.4%
40,800	Wienerberger Ag	1,637,589
	INSURANCE — 0.9%
40,000	Uniqa Versicherungen	1,104,949
	Total Investments in Austrian
	Common Stocks
	(cost $4,740,090)	4,969,212
INVESTMENTS IN DUTCH COMMON
STOCKS — 0.9%
	COMPUTERS &
	PERIPHERALS — 0.9%
38,100	Axalto*
	(Cost $1,026,226)	1,047,066
INVESTMENTS IN FRENCH COMMON
STOCKS — 21.4%
	AIRLINES — 2.2%
40,000	Zodiac SA*	2,561,685
	BEVERAGES — 1.9%
12,800	Pernod-Ricard	2,227,273
	CONSTRUCTION
	MATERIALS — 2.0%
40,000	Compagnie De Saint-Gobain	2,372,805
	ENERGY EQUIPMENT &
	SERVICES — 1.5%
29,800	Technip-Coflexip S.A.	1,787,088
	INDUSTRIAL
	CONGLOMERATES — 1.1%
13,000	Neopost SA	1,299,848
	INSURANCE — 1.0%
15,000	Cnp Assurances	1,179,320
	NATIONAL COMMERCIAL
	BANKS — 2.4%
23,000	Societe Generale	2,821,041

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2005 (continued)

Shares	Description	Value

	OIL, GAS & CONSUMABLE
	FUELS — 6.3%
29,400	Total	7,364,762
	SPECIALTY RETAIL — 1.4%
20,700	Essilor International	1,666,559
	TELECOMMUNICATIONS
	SERVICES — 1.6%
74,000	France Telecom SA	1,833,624
	Total Investments in French
	Common Stocks
	(cost $24,165,533)	25,114,005
INVESTMENTS IN SWEDISH COMMON
STOCKS — 3.2%
	COMMERCIAL BANKS — 1.0%
43,500	Foreningssparbanken Ab	1,185,144
	COMMUNICATIONS
	EQUIPMENT — 2.2%
770,000	Ericsson	2,645,316
	Total Investments in Swedish
	Common Stocks
	(cost $3,619,110)	3,830,460
INVESTMENTS IN ITALIAN COMMON
STOCKS — 12.5%
	COMMERCIAL BANKS — 8.1%
800,000	Banca Intesa Spa	4,242,717
60,000	Banca Italease*	1,525,678
648,000	Capitalia Spa	3,736,849
		9,505,244
	ENERGY EQUIPMENT &
	SERVICES — 1.1%
84,000	Saipem	1,367,444
	HEALTH CARE PROVIDERS &
	SERVICES — 1.0%
17,000	Amplifon Spa	1,143,904
	INSURANCE — 2.3%
35,000	Assicurazioni Generali	1,215,974
226,000	Mediolanum Spa†	1,496,709
		2,712,683
	Total Investments in Italian
	Common Stocks
	(cost $13,261,186)	14,729,275

Shares	Description	Value

INVESTMENTS IN SWISS
COMMON STOCKS — 6.5%
	DIVERSIFIED CONSUMER
	SERVICES — 1.4%
1,900	Sgs SA	1,598,481
	ELECTRICAL DISTRIBUTION —
	1.5%
182,000	Abb Ltd*	1,761,959
	HEALTH CARE EQUIPMENT &
	SUPPLIES — 1.1%
6,000	Nobel Biocare Holding Ag	1,316,629
	INSURANCE — 1.2%

6,700	Helvetia Patria Holding-Reg	1,414,275
	JEWELRY, PRECIOUS
	METAL — 1.3%
35,000	Compagnie Financiere
	Richemont	1,520,121
	Total Investments in Swiss
	Common Stocks
	(cost $6,695,411)	7,611,465
INVESTMENTS IN FINNISH COMMON
STOCKS — 1.9%
	PAPER & FOREST
	PRODUCTS — 1.9%
84,000	Metso Oyj
	(cost $2,168,580)	2,292,625
INVESTMENTS IN SPANISH COMMON
STOCKS — 4.6%
	COMMERCIAL BANKS — 2.6%
171,100	Banco Bilbao Vizcaya Argentaria	3,045,912
	COMMUNICATIONS
	EQUIPMENT — 1.0%
60,000	Indra Sistemas SA	1,169,403
	MEDIA — 1.0%
50,000	Antena 3 Television	1,188,764
	Total Investments in Spanish
	Common Stocks
	(cost $5,079,354)	5,404,079

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2005 (continued)

Shares	Description	Value

INVESTMENTS IN NORWEGIAN COMMON
STOCKS	— 3.8%
	COMMERCIAL BANKS — 1.1%
110,000	Sparebanken Midt-Norge	1,272,790
	DIVERSIFIED FINANCIAL
	SERVICES — 0.9%
32,000	Sparebanken Rogaland	1,088,323
	OIL, GAS & CONSUMABLE
	FUELS — 1.8%
94,000	Statoil Asa	2,154,465
	Total Investments in Norwegian
	Common Stocks
	(cost $4,315,034)	4,515,578
INVESTMENTS IN LUXEMBOURG COMMON
STOCKS	— 1.2%
	ENERGY EQUIPMENT &
	SERVICES — 1.2%
121,000	Stolt Offshore SA*
	(cost $1,249,871)	1,404,543
INVESTMENTS IN BELGIAN COMMON
STOCKS	— 1.0%
	METALS & MINING — 1.0%
10,000	Umicore
	(cost $1,138,862)	1,175,778
INVESTMENTS IN GREEK COMMON
STOCKS	— 3.1%
	COMMERCIAL BANKS — 1.1%
43,000	Efg Eurobank	1,347,210
	DIVERSIFIED
	TELECOMMUNICATION
	SERVICES — 2.0%
110,000	Hellenic Telecommunications
	Organization SA*	2,337,390
	Total Investments in Greek
	Common Stocks
	(cost $3,564,805)	3,684,600

Shares	Description	Value

INVESTMENTS IN IRISH COMMON
STOCKS	— 1.7%
	COMMERCIAL BANKS — 1.7%
131,000	Anglo Irish Bank Corp Plc
	(cost $1,792,089)	1,984,102
	Total Investments in
	Common Stocks—
	(cost $95,992,283)	115,851,018
SECURITIES LENDING COLLATERAL — 1.6%
1,915,170	Daily Assets Fund
	Institutional, 4.28%††
	(cost $1,915,170)	1,915,170
Total Investments—100.0%
	(cost $97,907,453)	$117,766,188
Cash and other assets

in excess of liabilities—(0.0%) .	(65,764)
NET ASSETS—100.0%	$117,700,424

*	Non-income producing security.

†	All or a portion of these securities were on loan. The value of all securities loaned at December 31, 2005 amounted to $1,822,180 which is 1.5% of the net assets.

††

Represents collateral held in connection with securities lending. Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2005

ASSETS
Investments in securities, at value, (cost $95,992,283) — including $1,822,180 of securities loaned	$115,851,018
Investment in Daily Assets Fund Institutional (cost $1,915,170)*	1,915,170
Cash and foreign currency (cost $2,199,707)	2,192,115
Dividends receivable	11,172
Interest receivable	11,245
Foreign withholding tax refund receivable	19,767
Other assets	17,285
––—––————
Total assets	120,017,772
––—––————
LIABILITIES
Payable upon return of securities loaned	1,915,170
Distribution payable	21,182
Management fee payable	63,530
Investment advisory fee payable	35,229
Payable for Directors’ fees and expenses	8,139
Other accrued expenses and payables	274,098
––—––————
Total liabilities	2,317,348
––—––————
Net assets, at value	$117,700,424
––—––————
NET ASSETS
Net assets consist of:
Paid-in capital $.001 par (Authorized 80,000,000)	$162,120,636
Cost of 5,017,282 shares held in Treasury	(41,049,893)
Distributions in excess of net investment income	(57,519)
Net Unrealized appreciation of investments and foreign currency transactions	19,851,143
Accumulated net realized loss on investments and foreign currency transactions	(23,163,943)
––—––————
Net assets, at value	$117,700,424
––—––————
Net asset value per share ($117,700,424 / 11,831,994 shares of common stock issues and outstanding)	$9.95
––—––————

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS

For the
year ended
December 31, 2005
——— –— –— –——
NET INVESTMENT INCOME
Investment Income
Dividend (net of foreign withholding taxes of $497,188)	$3,040,104
Interest	11,940
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	244,130
–––––————
Total investment income	3,296,174
–––––————
Expenses:
Management fee	795,704
Investment advisory fee	438,911
Custodian and Transfer Agent’s fees and expenses	173,611
Audit fee	73,414
Legal fee	336,767
Directors’ fees and expenses	144,716
Reports to shareholders	339,314
NYSE listing fee	17,864
Miscellaneous	38,991
–––––————
Total expenses before custody credits	2,359,292
Less: custody credits*	(8,317)
–––––————
Net expenses	2,350,975
–––––————
Net investment income	945,199
–––––————
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	28,959,772
Futures	16,686
Foreign currency transactions	(37,493)
Net unrealized appreciation (depreciation) during the year on:
Investments	(22,384,938)
Translations of other assets and liabilites from foreign currency	(28,013)
–––––————
Net gain (loss) on investment and foreign currency transactions	6,526,014
–––––————
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,471,213
–––––————

*	The custody credits are attributable to interest earned on U.S. case balances held on deposit at the custodian.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	year ended	year ended
	December 31, 2005	December 31, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$945,199	$(165,363)
Net realized gain (loss) on:
Investments and futures	28,976,458	7,701,730
Foreign currency transactions	(37,493)	129,415
	————————	———————
Net unrealized appreciation (depreciation) on
Investments	(22,384,938)	7,407,738
Translation of other assets and liabilities from foreign currency	(28,013)	(52,151)
	————————	———————
Net increase (decrease) in net assets resulting from operations	7,471,213	15,021,369
	————————	———————
Distributions to shareholders:
From net investment income	(709,920)	(966,156)
	————————	———————
Fund share transactions:
Net proceeds from reinvestment of dividends (0 and 52,561 shares, respectively)	—	341,119
Cost of shares tendered (2,957,998 and 0 shares, respectively)	(27,642,494)	—
Cost of shares repurchased (183,700 and 652,150 shares, respectively)	(1,455,397)	(4,801,379)
	————————	———————
Net increase (decrease) in net assets from Fund share transactions	(29,097,891)	(4,460,260)
	————————	———————
Increase (decrease) in net assets	(22,336,598)	9,594,953
Beginning of year	140,037,022	130,442,069
	————————	———————
End of year (Distributions in excess of net investment income of $57,519 and
$255,305, as of December 31, 2005 and December 31, 2004, respectively)	$117,700,424	$140,037,022
	————————	———————

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2005

NOTE 1. ACCOUNTING POLICIES

The European Equity Fund, Inc. (formerly The Germany Fund, Inc.) (the “Fund”) was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and on October 16, 1996 the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 A.M., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund’s portfolio securities principally trade would require adjustment to the closing market prices in order to reflect fair value.

Securities Transactions and Investment Income:Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Securities Lending: The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to or greater than the “Margin Percentage” to the value of the securities loaned. “Margin Percentage” shall mean (i) for collateral which is denominated in the same currency as the loaned securities, 102%, and (ii) for collateral which is denominated in a currency different from that of the loaned security, 105%. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros and other foreign currency amounts are translated into United States dollars at the 11:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective settlement dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Futures Contracts: A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2005 (continued)

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

The cost of investments at December 31, 2005 was $99,575,372 for United States Federal income tax purposes. Accordingly, as of December 31 2005, net unrealized appreciation of investments aggregated $18,190,816 of which $18,559,017 and $368,201 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2005 of approximately $22,612,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until 12/31/2010, whichever occurs first. During the year ended December 31, 2005, the Fund utilized its capital loss carryforward of $22,720,000.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such periods. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2005, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$1,058,571
Capital loss carryforward	$(22,612,000)
Net unrealized appreciation on investments	$18,190,816

*For tax purposes short-term capital gains are considered ordinary income.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31
	2005	2004
	–––––	–––––
Distributions from ordinary income	$709,920	$966,156

During the year ended December 31, 2004, the Fund reclassified permanent book and tax differences as follows:

Increase
(decrease)
–––––––
Accumulated net realized loss on investments
and foreign currency transactions	$37,493
Distributions in excess of net investment income	(37,493)

NOTE 2. MANAGEMENT AND INVESTMENT

ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Manager Americas Inc. (the “Manager”). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the “Investment Adviser”). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund’s average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund’s average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the year ended December 31, 2005, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of .91% of the Fund’s average net assets.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2005 (continued)

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund’s Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund’s stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund’s investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders, and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2005, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $54,973 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures.

For the year ended December 31, 2005, the Investment Advisor fully reimbursed the Fund $4,424 for losses incurred on a trade executed incorrectly.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2005 were $142,413,191 and $172,266,715, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL AND TENDER OFFER

During the year ended December 31, 2005 and the year ended December 31, 2004, the Fund purchased 183,700 and 652,150 of its shares of common stock on the open market at a total cost of $1,455,397 and $4,801,379, respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 12.4% and 11.3% respectively. These shares are held in treasury.

In December 2005, the shareholders tendered 2,957,998 shares of common stock in accordance with the tender offer of the Fund’s shares. These shares were tendered at a price of $9.345, which was equal to 95% of the Fund’s net asset value on December 13, 2005. The net asset value per share of the Fund’s common shareholders was increased by approximately $0.12 per share as a result of the share tender.

THE EUROPEAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the years indicated:

	For the years ended December 31,
	2005	2004	2003	2002	2001
Per share operating performance:
Net asset value:
Beginning of year	$ 9.35	$ 8.38	$ 5.25	$ 8.02	$ 10.89
Net investment income (loss)	.06	(.01)(a)	.02	—	.05
Net realized and unrealized gain (loss) on investments
and foreign currency transactions	47	1.00	3.09	(2.78)	(2.84)
Increase (decrease) from investment operations	53.99		3.11	(2.78)	(2.79)
Increase resulting from share repurchases	01.04		.02	.02	.01
Distributions from net investment income	(.06)	(.06)	—	—	(.05)
Distributions from net realized foreign currency gains	—	—	—	(.01)	(.01)
Distributions from net realized long-term capital gains	—	—	—	—	(.02)
Total distributions†	(.06)	(.06)	—	(.01)	(.08)
Increase resulting from tender offer	12	—	—	—	—
Dilution in net asset value from dividend reinvestment	—	.00 (b)	—	—	(.01)

Net asset value:
End of year	$9.95	$9.35	$8.38	$5.25	$8.02

Market value:
End of year	$8.84	$8.11	$7.63	$4.52	$7.05
Total investment return for the period:††
Based upon market value	9.66%	7.25%	68.81%	(35.76)%	(24.95)%
Based upon net asset value	7.17%	12.58%	59.62%	(34.43)%	(25.57)%
Ratio to average net assets:
Total expenses before custody credits*	1.74%	1.58%	1.77%	1.63%	1.47%
Net investment income (loss)	70%	(.13)%	.29%	.03%	.53%
Portfolio turnover	107%	205%	287%	112%	121%
Net assets at end of year (000’s omitted)	$117,700	$140,037	$130,442	$84,809	$133,793

(a)	Based on average shares outstanding during the period.
(b)	Amount is less than $.005 per share.

† For U.S. tax purposes, total distributions consisted of:
Ordinary income	$(.06)	$(.06)	—	$(.01)	$(.06)
Long term capital gains	—	—	—	—	(.02)

	$(.06)	$(.06)	—	$(.01)	$(.08)

††

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

*

The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.73%, 1.57%, 1.77%, 1.63% and 1.46% for 2005, 2004, 2003, 2002 and 2001, respectively

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

The European Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The European Equity Fund, Inc. (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 23, 2006

THE EUROPEAN EQUITY FUND, INC.
REPORT OF STOCKHOLDERS’ MEETING	(unaudited)

A Special Meeting of Stockholders of The European Equity Fund, Inc. (known then as The Germany Fund, Inc.) was held on October 27, 2005. At the Meeting, the following matter was voted upon by the stockholders. The resulting votes are presented below:

1	.	To approve a change in the Fund’s investment objective.
			Number of Votes

		For	Against	Withheld

		7,276,101	650,379	230,674

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited)

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from Investors Bank & Trust Company, the plan agent (the “Plan Agent”), Shareholder Services, P.O. Box 9130, Boston, Massachusetts 02117 (telephone 1-800-437-6269). A shareholder should read the Plan brochure carefully before enrolling in the Plan.

Under the Plan, participating shareholders (“Plan Participants”) appoint the Plan Agent to receive or invest Fund distributions as described below under “Reinvestment of Fund Shares.” In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under “Voluntary Cash Purchases.” There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under “Reinvestment of Fund Shares” and “Voluntary Cash Purchases.”

Reinvestment of Fund Shares. Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Plan Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund’s common stock equals or is less than the market price per share on the valuation date (the “Market Parity or Premium”), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant to the purchase from the Fund of Fund Shares for a Plan Participant’s account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Plan Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant’s account shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund’s common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund’s common stock exceeds the market price per share on the valuation date (the “Market Discount”), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant’s account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

The Plan Agent may aggregate a Plan Participant’s purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

For all purposes of the Plan, the market price of the Fund’s common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund’s common stock on a valuation date shall be as determined by or on behalf of the Fund.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited) (continued)

The Plan Agent may hold a Plan Participant’s shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant’s written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

The Plan Agent shall apply such funds (less a Plan Participant’s pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant’s account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month’s investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders my join the Plan by either enrolling their shares with the Plan Agent or by making an initial cash deposit of at least $250 with the Plan Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Plan Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Plan Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder’s behalf.

If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant’s written authorization, provided such authorization is received by the Plan Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant’s participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant’s authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan Participant’s participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

A shareholder’s written authorization and cash payment must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN (

unaudited) (continued)

stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

INVESTMENT MANAGEMENT AGREEMENT AND

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Fund’s directors unanimously approved the continuance of the Management Agreement between the Fund and the Manager and the Investment Advisory Agreement between the Fund and the Investment Adviser (collectively called the “Agreements”) at a meeting held on July 17, 2005. During the period under consideration, the Fund was known as The Germany Fund, Inc. and primarily invested in equity and equity-linked securities of German companies. Following stockholder approval on October 27, 2005, the Fund changed its name to The European Equity Fund, Inc. and changed its investment objective to focus primarily on equity and equity-linked securities of issuers domiciled in countries in Europe that utilize the Euro currency.

In preparation for the meeting, the directors had requested and evaluated extensive materials from the Manager and Investment Adviser, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Agreements with management and with experienced counsel who are independent of the Manager and Investment Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager or Investment Adviser were present. In reaching their determination relating to continuance of the Agreements, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment and administrative services rendered by the Manager and Investment Adviser;

3. payments received by the Manager and Investment Adviser from all sources in respect of the Fund and all investment companies in the Deutsche/Scudder family of funds;

4. the costs borne by, and profitability of, the Manager and Investment Adviser and their affiliates in providing services to the Fund and to all investment companies in the Deutsche/Scudder family of funds;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. the Manager’s and Investment Adviser’s policies and practices regarding allocation of portfolio transactions of the Fund, including the extent, if any, to which the Manager and Investment Adviser benefits from soft dollar arrangements;

8. portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

9. fall-out benefits which the Manager, the Investment Adviser and their affiliates receive from their relationships with the Fund;

10. the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager and Investment Adviser; and

11. the terms of the Agreements.

The directors also considered their knowledge of the nature and quality of the services provided by the Manager and Investment Adviser to the Fund gained from their experience as directors of The Central Europe and Russia Fund, Inc. and, where relevant, The New Germany Fund, Inc. and other Deutsche/Scudder funds, their confidence in the Manager’s and Investment Adviser’s integrity and competence gained from that experience and the Manager’s and Investment Adviser’s responsiveness to concerns raised by them in the past, including the Manager’s and Investment Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the

INVESTMENT MANAGEMENT AGREEMENT AND

INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

Management Agreement, and between the Fund and the Investment Adviser, as provided in the Investment Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Agreements (including their determinations that the Manager and Investment Adviser should continue in those roles for the Fund, and that the fees payable to the Manager pursuant to the Agreements are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Manager and Investment Adviser

The directors noted that, under the Management Agreement, the Manager acts as the corporate manager and administrator of the Fund and, subject to the supervision of the Fund’s Board of Directors and pursuant to recommendations made by the Investment Adviser, determines suitable securities for investment by the Fund. Under the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund’s investment objectives, policies and limitations, makes recommendations with respect to the Fund’s investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. Under the Management Agreement, the Manager also handles the Fund’s relationships with shareholders, is responsible for compliance with regulatory and New York Stock Exchange listing requirements, negotiates arrangements with third party service providers, provides the Fund’s directors with relevant reports, prepares the Fund’s tax returns and SEC and shareholder reports, calculates dividends and net asset value, oversees payment of Fund expenses and maintains books and records. The Manager also provides the Fund with such office facilities and executive and other personnel adequate to perform its services. The Manager pays all of the compensation of directors and officers of the Fund who are interested persons of the Manager.

The directors considered the scope and quality of services provided by the Manager and Investment Adviser under the Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and Investment Adviser and the other resources they have dedicated to performing services for the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Agreements.

Costs of Services Provided and Profitability to the Manager and Investment Adviser

At the request of the directors, the Manager provided information concerning profitability of the Manager’s and Investment Adviser’s respective investment advisory and investment company activities and their financial condition based on historical information for 2003 and 2004. The directors reviewed with the Manager assumptions and methods of allocation used by the Manager and Investment Adviser in preparing fund specific profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory clients served by an organization such as the Manager and Investment Adviser where each of the advisory clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts

INVESTMENT MANAGEMENT AGREEMENT AND

INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits, on the Manager’s and Investment Adviser’s expenses, including any affiliated brokerage commissions.

The directors noted that during 2003 the Manager and Investment Adviser revised their soft dollar practices to discontinue using soft dollars to receive third party research from brokers that execute purchases and sales of securities for the Fund, and formalized this change in their policies in 2004. The Manager and Investment Adviser may continue to allocate brokerage to receive research generated by executing brokers and to receive other information servicies. The directors also noted that in 2004 the Manager and Investment Adviser revised their policies to prohibit consideration of the sale of shares of Deutsche/Scudder funds when selecting broker dealers to execute portfolio transactions for the Fund or other Deutsche/Scudder funds.

The directors recognized that the Manager and Investment Adviser should, in the abstract, each be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that the Manager’s and Investment Adviser’s levels of profitability from its relationship with the Fund were not excessive.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed information showing performance of the Fund compared to other European Closed-End Funds compiled by Lipper, plus three other equity oriented closed-end country funds managed by affiliates of the Manager and Investment Adviser (a total of 12 funds, including the Fund). The directors also reviewed information showing performance of the Fund’s benchmark index, which during the relevant period was the Germany DAX index of 30 large cap stocks.

The comparative information showed that the Fund ranked in or near the bottom third over the one , three , five and 10 year periods ended March 31, 2005. The Fund’s results exceeded its benchmark in 2004 and the first quarter of 2005, following a change in portfolio manager at the end of 2002. The Fund’s results underperformed its benchmark in all but one of the other years in the 10 years ended 2004. Taking into account these comparisons and the other factors considered, including the Manager’s efforts to address the directors’ concerns about the Fund’s long term investment results and the decision described below to change the investment objective of the Fund, the directors concluded it was reasonable to approve the continue of the Agreements.

Change of Investment Objective

At the same meeting at which the Board determined to continue the Management and Investment Advisory Agreements, it also approved a change in investment objective of the Fund to expand the geographic focus of its equity investments from Germany to include also the other countries in Europe that utilize the Euro currency. That change was approved by stockholders on October 27, 2005. The Board’s determination was based on its view that, particularly after the introduction of the Euro as a single currency and further steps toward European integration, investment opportunities in large capitalization German equities should be expanded to a geographically broader range of companies. The Fund’s new benchmark is the MSCI EMU index, an unmanaged capitalization-weighted index comprising several hundred companies domiciled in the 12 countries utlilizing the Euro currency.

Management and Investment Advisory Fees and Other Expenses

The directors considered the management and investment advisory fee rates paid by the Fund to the Manager and Investment Adviser. The directors recognized that it is difficult to make comparisons of management and advisory fees because there are variations in the services that are included in the fees paid by other funds. The Fund’s peer group consisted of the 12 closed-end country funds described above in “Investment Results.” The information showed that the Fund’s

INVESTMENT MANAGEMENT AGREEMENT AND

INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

current effective management fee rate of 0.93% was the fourth lowest in the peer group and significantly below the average and the median for the peer group. The directors noted that the Fund’s effective fee rate reflects the effect of breakpoints.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

The directors also noted that the Fund’s expense ratio was around the median for the peer group. The Manager explained that this median expense ratio reflected the Fund’s relatively low management and investment advisory fee offset by the effect of a more modest asset base. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the management fee and investment advisery schedules for the Fund do contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for the Manager and Investment Adviser to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager and Investment Adviser as assets increase, largely because economies of scale are realized (if at all) by the Manager and Investment Adviser across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

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EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT

Investors Bank & Trust Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

KURT W. BOCK

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

FRED H. LANGHAMMER

Director

DR. FRANK TRÖMEL

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

VINCENT J. ESPOSITO

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

SANDRA M. SCHAUFLER

Chief Investment Officer

ELISA METZGER*

Chief Legal Officer

PHILIP GALLO

Chief Compliance Officer

KATHLEEN SULLIVAN D’ERAMO

Assistant Treasurer

JOHN MILLETTE*

Secretary

HONORARY DIRECTOR

OTTO WOLFF von AMERONGEN

42725 (2/06)

__________

*	On January 30, 2006, Elisa Metzger was elected Chief Legal Officer and John Millette was elected Secretary of the Fund.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND

REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

Investors Bank & Trust Company

Shareholder Services

P.O. Box 642 OPS22

Boston, MA 02117-0642

Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund’s net asset value per share and changes in the DAX index should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of the Fund’s investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC – insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

[Graphic Appears Here]

Copies of this report, monthly fact sheets and

other information are available at:

www.germanyfund.com

For latest net asset value, schedule of the Fund’s largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or 617-443-6918 outside of the U.S.

ITEM 2.	CODE OF ETHICS.

As of the end of the period, December 31, 2005, The European Equity Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that the Fund has at least one ‘audit committee financial expert’ serving on its audit committee: Mr. John H. Cannon, and Mr. Robert H. Wadsworth. Each of these audit committee members is ‘independent,’ meaning that he is not an ‘interested person’ of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An ‘audit committee financial expert’ is not an ‘expert’ for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an ‘audit committee financial expert.’ Further, the designation of a person as an ‘audit committee financial expert’ does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the ‘audit committee financial expert’ designation. Similarly, the designation of a person as an ‘audit committee financial expert’ does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

THE EUROPEAN EQUITY FUND, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2005	$57,600	$0	$0	$6,825
2004	$54,900	$0	$6,700	$6,500

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$268,900	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$6,825	$197,605	$104,635	$309,065
2004	$13,200	$0	$253,272	$266,472

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Werner Walbrol (Chairman), Robert H. Wadsworth, Dr. Frank Tromel, and John H. Cannon.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund’s custodian regarding proxies, considering the merits f each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor’s general position on various proposals, such as:

•	Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•

Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•

Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•

Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The names of the persons primarily responsible for the day-to-day management of the Fund’s portfolio and their business experience during at least the past five years are set forth below.

Sandra M. Schaufler, CFA

Chief Investment Officer; joined the Fund in 2004.

•	Director, Deutsche Asset Management, New York (since 2004) and the Chief Investment Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.
•	Formerly, Director of Equity Sales, HVB Capital Markets (2001-2003); Portfolio Manager, Deutsche Asset Management (1997-2001)

Michael Schmidt, CFA

Senior Fund Manager Equities; joined the Fund in 2005.

•

Managing Director, Deutsche Asset Management, Frankfurt (since 2005); Prior thereto Director, Deutsche Asset Management (2002-2005); prior thereto Vice President, Deutsche Asset Management (2001-2002).

•

Head of Portfolio Management Institutional Equity (since 2005) and Head of Equity Research Europe (since 2004), Deutsche Asset Management, Frankfurt; Prior thereto Head of Global Research Team for Telecommunications (2001 – 2004) as well as various positions in equity research and portfolio management (1994-2001).

Roles and Responsibilities

The Fund is managed by a team of investment professionals employed by the Investment Manager and the Investment Advisor, who collaborate to develop and implement the Fund’s investment strategy.

The Investment Advisor’s portfolio managers make recommendations to the Investment Manager’s portfolio managers with respect to the Fund’s investments; the Investment Manager’s portfolio managers determine which securities are suitable for the Fund’s investment. Upon instructions given by the Investment Manager’s portfolio managers as to which securities are suitable for investment, the Investment Advisor’s portfolio managers transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on the Fund’s behalf.

Compensation of Portfolio Managers

The Fund has been advised that the Investment Manager and Investment Advisor seek to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which are linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Investment Manager and Investment Advisor use a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Investment Manager and Investment Advisor consider a number of quantitative and qualitative factors such as:

•

DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Investment Manager and Investment Advisor assess compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Investment Manager and Investment Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Investment Manager and Investment Advisor analyze competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Sandra Schaufler	0
Michael Schmidt	0

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Investment Manager and Investment Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Sandra Schaufler	2	$737,000,000	0	0
Michael Schmidt	0	0	0	0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Sandra Schaufler	0	0	0	0
Michael Schmidt	2	$278,584,007	0	0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Sandra Schaufler	0	0	0	0
Michael Schmidt	4	$427,748,915	0	0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Investment Manager and Investment Advisor have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Investment Manager and Investment Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Manager and Investment Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Investment Manager and Investment Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Manager and Investment Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Manager and Investment Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Investment Manager and Investment Advisor attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Investment Manager and Investment Advisor have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Investment Manager and Investment Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Investment Manager and Investment Advisor have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Investment Manager and Investment Advisor are owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Investment Manager and Investment Advisor are affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts; such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Investment Manager and Investment Advisor’s advisory clients. The Investment Manager and Investment Advisor have instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board of Directors.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total Number of	Average Price	Total Number of	Maximum Number of
Period	Shares	Paid per Share	Shares Purchased as	Shares that May Yet Be
	Purchased*, **		Part of Publicly Announced	Purchased Under the
			Plans or Programs **	Plans or Programs

January 1 through January 31	31,500	$7.8674	n/a	n/a
February 1 through February 28	41,400	$8.0212	n/a	n/a
March 1 through March 31	39,200	$8.1860	n/a	n/a
April 1 through April 30	36,500	$7.8262	n/a	n/a
May 1 through May 31	27,100	$7.6209	n/a	n/a
June 1 through June 30	8,000	$7.8027	n/a	n/a
July 1 through July 31	0	$0.0000	n/a	n/a
August 1 through August 31	0	$0.0000	n/a	n/a
September 1 through September 30	0	$0.0000	n/a	n/a
October 1 through October 31	0	$0.0000	n/a	n/a
November 1 through November 30	0	$0.0000	n/a	n/a
December 1 through December 31	2,957,998	$9.3450	2,957,998	0

Total	3,141,698	$9.2618	2,957,998	0

* All shares were purchased in open market transactions.

** On July 15, 2005, the Fund announced that the Board of Directors approved a self-tender offer by the Fund for 20% of the shares outstanding at a price of 95% of the net asset value per share, conditioned on stockholder approval of the investment changes. 2,957,998 shares were tendered in accordance with the Fund's tender offer, which commenced on November 10, 2005, and expired on December 16, 2005.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The European Equity Fund, Inc.

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006